Note 7 - Promissory Notes	12 Months Ended
Dec. 31, 2013
Promissory Notes [Abstract]
Promissory Notes [Text Block]

(7)       Promissory notes

The Company issued short-term, unsecured promissory notes, in the aggregate principal amount of $360,000, between May 14, 2013 and July 9, 2013, to certain existing shareholders. The promissory notes accrue interest at a rate of 18% per annum and, together with all accrued and unpaid interest, are due and payable 179 days from their individual issuance date. In the event that the promissory notes are not paid in full within three business days of their respective maturity dates, then, from and after such maturity date and until payment in full, interest will accrue on the outstanding principal balance at a rate of 25% per annum. Joseph Chiarelli, the Company’s Chief Executive Officer, purchased promissory notes in the offering in the principal amount of $35,000. David N. Nemelka, the brother of John F. Nemelka, who is a member of the Company’s board of directors, purchased promissory notes in the offering in the principal amount of $100,000. On August 1, 2013, at the request of the promissory note holders, the Company repaid $325,000 of the original principal value of the notes in full, along with accrued interest of $10,664. At December 31, 2013, there was one promissory note outstanding in the original principal balance of $35,000 payable to Joseph Chiarelli.

On December 11, 2013, the Company issued a promissory note in the principal amount of $50,000 to Dassity, Inc. The promissory note accrues interest at a rate of 8% per annum and, together with all accrued and unpaid interest, are due and payable 179 days from the issuance date. In the event that the promissory note is not paid in full within three business days of its respective maturity date, then, from and after such maturity date and until payment in full, interest will accrue on the outstanding principal balance at a rate of 16% per annum.